EXHIBIT 99.1

JOINT FILING AGREEMENT

We, the undersigned, hereby express our agreement that the Schedule 13G (or any amendments thereto) relating to the Common Stock of Eightco Holdings Inc. is filed on behalf of each of us.

Dated:  September 16, 2025

CF Series DAT A LP

By:

CF Series DAT A GP LLC

Its:

General Partner

By:

/s/ Seth Ginns

Name: Seth Ginns

Title: Managing Member

CF Series DAT A GP LLC

By:

/s/ Seth Ginns

Name: Seth Ginns

Title: Managing Member

CoinFund Liquid Opportunities LP

By:

CoinFund Liquid Opportunities GP LLC

Its:

General Partner

By:

/s/ Seth Ginns

Name: Seth Ginns

Title: Managing Member

CoinFund Liquid Opportunities GP LLC

By:

/s/ Seth Ginns

Name: Seth Ginns

Title: Managing Member

CoinFund Management LLC

By:

/s/ Seth Ginns

Name: Seth Ginns

Title: Managing Member

Series F Liquid Opportunities LP

By:

Series F Liquid Opportunities GP LLC

Its:

General Partner

By:

/s/ Seth Ginns

Name: Seth Ginns

Title: Managing Member

Series F Liquid Opportunities GP LLC

By:

/s/ Seth Ginns

Name: Seth Ginns

Title: Managing Member

Series G Liquid Opportunities LP

By:

Series G Liquid Opportunities GP LLC

Its:

General Partner

By:

/s/ Seth Ginns

Name: Seth Ginns

Title: Managing Member

Series G Liquid Opportunities GP LLC

By:

/s/ Seth Ginns

Name: Seth Ginns

Title: Managing Member